Exhibit 99.1

Exhibit 99.1

2012 Fourth Quarter And Year End Investor Call

February 19, 2013

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

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4th Quarter and Year End 2012 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard

Chairman and CEO

Q&A

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Residential Volumes

Residential Points of Delivery

YE1 ‘11 vs. YE ‘12; thousands of meters

1.1%

2,724 2,755

At 12/31/2011 At 12/31/2012

Avg kWh/Residential Premise, Weather Adj Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

1.2%

14,264 14,429

1.4%

3,062 3,019

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Residential GWh, Actual

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

43,888

40,377

8.0%

4.8%

8,506 8,099

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Residential GWh, Weather Adj

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

2.2%

38,691 39,559 8,331 8,309 0.3% Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

1 Unless otherwise indicated, Q4 reflects three months ended December 31, FY reflects twelve months ended December 31 and YE reflects at December 31.

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Large C&I Demand and Volumes

Large C&I Billed MW Demand (Avg) Q41 ‘11 vs. Q4 ‘12 and FY1 ‘11 vs. FY ‘12

17,288 17,294 17,483 17,490

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Large C&I Actual MW Demand (Avg) Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

1.4%

15,579 15,794 15,892 15,864

0.2%

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Large C&I GWh, Weather Adj

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

2.0%

66,209 67,544

1.1%

16,158 16,333

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Large C&I GWh, Actual

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12

68,003 68,063 0.1%

0.6%

16,240 16,339

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

1 Unless otherwise indicated, Q4 reflects three months ended December 31 and FY reflects twelve months ended December 31.

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Summary Of Financial Results1

Adjusted Operating Revenues

Q42 ‘11 vs. Q4 ‘12 and FY2 ‘11 vs. FY ‘12;

7.3%

$ millions 3,184

2,967

4.3%

727 758

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Adjusted Net Income

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12; $ millions 371 6.6%

348

1.7%

60 61

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Adjusted Operating Cash Flow

Q4 ‘11 vs. Q4 ‘12 and FY ‘11 vs. FY ‘12; $ millions 0.9%

1,178 1,189

16.1%

461 397

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Adjusted EBITDA

Q4 ‘11 vs. Q4 ’12 and FY ‘11 vs. FY ‘12; $ millions 1,673

8.8%

1,537

8.8%

340 370

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

1 Excludes impacts from transition bond debt, Stock Appreciation Rights (SARs) exercise and fair value accounting adjustments associated with the October 2007 merger.

2 Unless otherwise indicated, Q4 reflects three months ended December 31 and FY reflects twelve months ended December 31.

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Ample Liquidity And Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at December 31, 2012; $ millions

2,400 741

1,659 45 1,704

Revolver Capacity Borrowings and Effective Remaining Cash Total Available Letters of Credit Capacity Liquidity

Adjusted EBITDA/Cash Interest

TME2 12/31/11 vs. TME 12/31/12; Ratio

4.9x

4.7x

TME 12/31/11 TME 12/31/12

Debt/Adjusted EBITDA

TME 12/31/11 vs. TME 12/31/12; Ratio

3.6x 3.5x

TME 12/31/11 TME 12/31/12

1	Oncor’s $2.4 billion revolving credit facility matures in 2016.
2	TME – Twelve Months Ended

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Historical PP&E And Projected Capital Program1

Historical Property, Plant & Equipment, Net ’08-’12; $ millions

~7.1% CAGR2 11,318 10,569

9,676 9,174 8,606

‘08 ‘09 ‘10 ‘11 ‘12

Estimated Capital Expenditures ‘13E – ‘17E; $ millions

1,050 1,045 1,000 1,005 1,010

120 350

570 595 530 435 240

225 200 210 215 225

235 245 235 225 225

13E 14E 15E 16E 17E

CREZ / Voltage Support Transmission Grid Expansion New Service IT / Maintenance / General Plant

1	Unless otherwise indicated, reflects twelve months ended December 31.
2	Compound Annual Growth Rate

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4th Quarter and Year End 2012 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard

Chairman and CEO

Q&A

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Advanced Metering System (AMS) Deployment Complete

Deployment completed on-time to 3.26 million customers

Customer benefits being realized through operational enhancements

25% of all outages resolved without customer contact

AMS identifying network issues before they create outages

– Over 60% of alerts result in repairs being made before outages occur

20,000 customer transactions per day completed remotely

– 3.2 million orders completed in 2012

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Competitive Renewable Energy Zone (CREZ) Update

All priority projects completed by the end of 2012

CREZ right-of-way is 100% acquired

700 of 1,000 miles of CREZ lines have been constructed

All remaining line projects will be completed by the end 2013

Project to date capital expenditures total $1.46 billon of estimated $2.0 billon investment

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Oncor’s Corporate Structure

Oncor Holdings, Oncor and Oncor’s customers benefit from a lower cost of debt due to operational and financial measures taken to preserve Oncor’s independent credit.

These measures provide, in part, that Oncor Holdings and Oncor are ring-fenced entities and have no obligation to pay any amounts due on EFH and EFIH debt that is secured by EFIH’s equity in Oncor Holdings.

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Appendix -

Regulation G Reconciliations and Supplemental Data

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Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery

(non-GAAP) Transition Bond Company LLC (BondCo)

Adjusted Net Income Oncor net income, adjusted for the effects of purchase accounting, the SARs

(non-GAAP) exercise and net income of BondCo

Adjusted Operating Cash Flow Oncor cash provided by operating activities, adjusted for BondCo cash

(non-GAAP) provided by operating activities and the SARs exercise

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Oncor long-term debt (including current portion), plus bank loans and

Total Debt (GAAP) commercial paper

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs

Adjusted EBITDA (non-GAAP) exercise. EBITDA is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires

Debt/Adjusted EBITDA rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is

(non-GAAP) a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest EBITDA divided by cash interest expense is a measure used by Oncor to

(non-GAAP) assess credit quality.

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Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three and Twelve Months Ended December 31, ‘11 and ‘12 $ millions

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Operating Revenues – Oncor 759 792 3,118 3,328

Less: Operating revenues – BondCo (32)

(34)	(151) (144

Adjusted Operating Revenues, excluding BondCo 727 758 2,967 3,184

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Table 2: Oncor Adjusted Net Income Reconciliation

Three and Twelve Months Ended December 31, ‘11 and ‘12 $ millions

Q4 ‘11 Q4 ‘12 FY ‘11 FY ‘12

Net Income – Oncor 66 28 367 349

Adjustments: Effects of purchase accounting (after-tax) (6) (4) (19) (15)

SARs exercise (after-tax) — 37 — 37

Bondco net income

Adjusted Net Income, excluding BondCo 60 61 348 371

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Table 3: Oncor Adjusted Operating Cash Flow Reconciliation

Three and Twelve Months Ended December 31, ‘11 and ‘12 $ millions

b Q4 ‘11 Q4 ’12 FY ‘11 FY ‘12

Operating Cash Flow – Oncor 423 454 1,295 1,269

Adjustments: Operating cash flow – BondCo (26) (30) (117) (117)

SARs exercise (after-tax) — 37 — 37

Adjusted Operating Cash Flow, excluding BondCo 397 461 1,178 1,189

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Table 4: Oncor Adjusted EBITDA Reconciliation

Three Months Ended December 31, ‘11 and ‘12 $ millions

Q4

‘11

Q4

‘12

Net income – Oncor

66

28

Plus: Depreciation & amortization – Oncor

179

194

Provision in lieu of income taxes – Oncor

32

21

Interest expense – Oncor

92

95

Equals: EBITDA – Oncor

369

338

Adjustments: Net income – BondCo

—

—

Depreciation & amortization – BondCo

(25)

(27)

Interest expense – BondCo

(8)

(6)

Effects of fair value accounting (pre tax)

(7)

(5)

SARs exercise (pre-tax)

—

57

Regulatory asset amortization in O&M expense

11

13

Oncor Adjusted EBITDA, excluding BondCo

340

370

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Table 5: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended December 31, ‘11 and ‘12

$ millions

FY ‘11 FY ‘12

Net income – Oncor 367 349

Plus: Depreciation & amortization – Oncor 719 771

Provision in lieu of income taxes – Oncor 229 234

Interest expense – Oncor 359 374

Equals: EBITDA – Oncor 1,674 1,728

Adjustments: Net income – BondCo

Depreciation & amortization – BondCo (118) (117)

Interest expense – BondCo (32) (26)

Effects of fair value accounting (pre tax) (29) (23)

SARs exercise (pre-tax) — 57

Regulatory asset amortization in O&M expense 42 54

Oncor Adjusted EBITDA, excluding BondCo 1,537 1,673

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Table 6: Oncor Total Debt Reconciliation

At December 31, ‘11 and ‘12 $ millions

‘11 ‘12

Short-term debt- Oncor 392 735

Long-term debt due currently – Oncor 494 125

Long-term debt, less due currently – Oncor 5,144 5,400

Total debt – Oncor, including BondCo 6,030 6,260

Adjustments: Long-term debt due currently – BondCo (118) (125)

Long-term debt, less due currently – BondCo (436) (311)

Fair value adjustment – BondCo 3 1

Total Oncor debt, excluding BondCo 5,479 5,825

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Table 7: Oncor Interest and Debt Coverages

Twelve Months Ended December 31, ‘11 and ‘12 $ millions

TME ‘11 TME ‘12 Ref Source

Interest expense and related charges – Oncor 359 374

Amortization of debt fair value discount – Oncor

Amortization of debt discount – Oncor (3) (18)

AFUDC – Oncor 3 10

Cash interest expense – Oncor 359 366

Less: Interest expense – BondCo (32) (26)

Cash interest expense, excluding BondCo 327 340 A

EBITDA, excluding BondCo 1,537 1,673 B Table 5

Total debt, excluding BondCo 5,479 5,825 C Table 6

EBITDA/cash interest – ratio (B / A) 4.7x 4.9x

Debt/EBITDA – ratio (C / B) 3.6x 3.5x

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